EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Grandparents.com, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Steven E. Leber, Chief Executive Officer, and Riaz Latifullah, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: April 9, 2015	/s/ Steven E. Leber
Steven E. Leber
Chairman, Chief Executive Officer

Date: April 9, 2015	/s/ Riaz Latifullah
Riaz Latifullah
Chief Financial Officer